SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            _________________________

                                    FORM 8-K
                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934
                            _________________________
Date of Report (date of earliest event reported):  July 24, 2003

                    MID-WISCONSIN FINANCIAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)

  WISCONSIN                     0-18542                 06-1169935
 (State or Other              (Commission File         (IRS Employer
  Jurisdiction of              Number)                  Identification
  Incorporation)                                        Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
           (Address of principal executive offices, including Zip Code)
                                (715) 748-8300
               Registrant's telephone number, including area code


Item 5. Other Events and Regulation FD Disclosure.

On July 24, 2003, Mid-Wisconsin Financial Services, Inc. reported net income of $1.0 million or $0.59 basic and diluted earnings per share for the quarter ended June 30, 2003, as compared to $1.1 million, or $0.67 per share for the quarter ended June 30, 2003.

Item 7. Financial Statements and Exhibits.

       (c) Exhibits.
           99.1 Press release dated July 24, 2003

Item 9. Regulation FD Disclosure

On July 24, 2003, Mid-Wisconsin Financial Services, Inc. issued a press release announcing its earnings for the quarter ended June 30, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 9 by reference.

Item 12. Results of Operation and Financial Condition

On July 24, 2003, Mid-Wisconsin Financial Services, Inc. issued a press release announcing its earnings for the quarter ended June 30, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 12 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL
                                    SERVICES, INC.



Date:  July 24, 2003                By: GENE C. KNOLL
                                    Gene C. Knoll
                                    President and Chief Executive Officer

                                  EXHIBIT INDEX
                                       to
                                    FORM 8-K
                                       of
                       MID-WISCONSIN FINANCIAL SERVICES, INC.
                               Dated July 24, 2003
                    Pursuant to Section 102(d) of Regulation S-T
                         (17 C.F.R. Section 232.102(d))

99.1 Press release dated July 24, 2003